Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Renewables & Sustainable Infrastructure Fund

(the “Fund”)

Supplement dated March 25, 2022 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information, each dated February 7, 2022

Update to Portfolio Management Team

Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Mr. Iñigo Mijangos will be joined by Mr. Joseph Idaszak, as a Co-Portfolio Manager of the Fund, effective immediately. Both will share primary responsibility for overseeing the day-to-day management of the Fund.

Effective immediately, on page 8 of the Prospectus, the portfolio management disclosure under the heading “Management,” is hereby deleted in its entirety and replaced with the following:

“Portfolio Managers: Iñigo Mijangos, Director and Portfolio Manager, and Joseph Idaszak, Director and Portfolio Manager, both of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Mijangos has served as a Portfolio Manager of the Fund since its inception, and Mr. Idaszak has served as a Portfolio Manager of the Fund since March 2022.”

Effective immediately, on page 23 of the Prospectus, the heading “The Portfolio Manager” is hereby amended to read “The Portfolio Managers,” under which the disclosure is hereby deleted in its entirety and replaced with the following:

“Iñigo Mijangos — Director and Portfolio Manager. Iñigo Mijangos has 19 years of industry experience and is a Portfolio Manager on the Public Securities Group’s Global Renewables & Sustainable Infrastructure Securities team. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. He is also responsible for Utilities and Renewables coverage, across Europe and North America, for the broader Infrastructure Securities team. Prior to joining the firm in 2018, Iñigo worked at Santander UK as a Portfolio Manager and Research Analyst, where he co-managed a European equity absolute return long/short strategy. Prior to Santander, he worked as a Research Analyst for T. Rowe Price and Kepler Cheuvreux. He started his career as a Senior Financial Auditor at Arthur Andersen. Iñigo earned a Degree in Economics from Universidad San Pablo CEU.

Joseph Idaszak — Director and Portfolio Manager. Joseph Idaszak has 10 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Securities team. Joseph is a Co-Portfolio Manager for the Global Renewables & Sustainable Infrastructure Securities team. He is also responsible for covering North American and European infrastructure securities focusing on the renewables, clean technology, utilities and social infrastructure sectors for the broader Infrastructure Securities team. Prior to joining the firm in 2016, Joseph was an Investment Associate at Silverpath Capital Management where he focused on renewables, utilities and MLPs. Prior to that, he was an Investment Banking Analyst at Goldman, Sachs & Co. where he focused on the renewables, clean technology, industrials and healthcare sectors. Joseph earned a Bachelor of Business Administration degree from the University of Notre Dame.”

Effective immediately, on page 44 of the SAI, the heading “Portfolio Manager” is hereby amended to read “Portfolio Managers,” under which the disclosure is hereby supplemented with the following:

“Joseph Idaszak — Director and Portfolio Manager. Joseph Idaszak has 10 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Securities team. Joseph is a Co-Portfolio Manager for the Global Renewables & Sustainable Infrastructure Securities team. He is also responsible for covering North American and European infrastructure securities focusing on the renewables, clean technology, utilities and social infrastructure sectors for the broader Infrastructure Securities team. Prior to joining the firm in 2016, Joseph was an Investment Associate at Silverpath Capital Management where he focused on renewables, utilities and MLPs. Prior to that, he was an Investment Banking Analyst at Goldman, Sachs & Co. where he focused on the renewables, clean technology, industrials and healthcare sectors. Joseph earned a Bachelor of Business Administration degree from the University of Notre Dame.

Mr. Mijangos was recently joined by Mr. Joseph Idaszak as a Portfolio Manager of the Fund. Messrs. Mijangos and Idaszak are jointly and primary responsible for the day-to-day management of the Fund.

The table below shows (i) the number of other accounts managed by Mr. Mijangos and the total assets in each of the following categories, as of December 31, 2021: registered investment companies, other pooled investment vehicles and other accounts; and (ii) the number of other accounts managed by Mr. Idaszak and the total assets in each of the following categories, as of February 28, 2022: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

….

The following table provides information relating to other accounts managed by Mr. Idaszak:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	6	0
Number of Accounts Managed with Performance-Based Fees	0	1	0
Assets Managed (assets in millions)	$33.1	$297.2	$0
Assets Managed with Performance-Based Fees (assets in millions)	0	$4.1	$0”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Summary Prospectus, Prospectus or SAI.

Please retain this Supplement for reference.